UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered*
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*On September 25, 2026, Leslie’s, Inc. (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock as a result of the bid price of the Company’s common stock closing below the minimum $1.00 per share for a period of 30 consecutive business days and on October 5, 2026, the Company received an additional written notice from Nasdaq notifying the Company that Nasdaq had determined to delist the Company’s common stock as a result of the Company and certain of its subsidiaries commencing voluntary cases under chapter 11 of title 11 of the United States Code on September 30, 2026. On October 6, 2026, the Company’s common stock was suspended from trading on Nasdaq and began trading on the Pink Limited Market, operated by OTC Markets

Group, under the symbol “LESLQ.” The delisting of the Company’s common stock from Nasdaq will become effective 10 calendar days after Nasdaq has filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”). The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.

Item 1.03 Bankruptcy or Receivership.

As previously reported, on September 30, 2026 (the “Petition Date”), Leslie’s, Inc. (the “Company”) and its subsidiaries Leslie’s Poolmart, Inc., Cortz, Inc., LPM Manufacturing, Inc., Horizon Spa & Pool Parts, Inc., Hot Tub Works, LLC, Pool Parts, Inc., RAM Chemical & Supply, Inc., SPP Holding Corporation and Stellar Manufacturing, LLC (together with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) to implement a pre-arranged chapter 11 plan of reorganization. The Chapter 11 Cases are jointly administered under the caption In re Leslie’s, Inc. et al, Case No. 26-90795 (ARP). On the Petition Date, prior to commencing the Chapter 11 Cases, the Company Parties entered into a restructuring support agreement (together with all exhibits, annexes and schedules thereto, the “RSA”) with certain holders of, or investment advisors, sub-advisors or managers to or of funds or accounts that hold or beneficially hold, loans under the Amended and Restated Term Loan Credit Agreement, dated as of March 9, 2021 (as amended, restated, amended and restated or otherwise modified or supplemented from time to time, the “Prepetition Term Loan Credit Agreement”; such creditors party to the RSA, and, together with any subsequent holder, investment advisor, sub-advisor or manager that becomes a party to the RSA, the “Consenting Term Loan Lenders”).

On October 20, 2026, the Company Parties filed with the Bankruptcy Court the Disclosure Statement for the Joint Chapter 11 Plan of Reorganization of Leslie’s Inc, and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (as amended, supplemented, or otherwise modified from time to time, the “Disclosure Statement”) [Docket No. 167] and the Joint Plan of Reorganization of Leslie’s, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (as amended, supplements, or otherwise modified from time to time, the “Plan”) [Docket No. 166], as contemplated by the RSA (the “Restructuring Transactions”). The Disclosure Statement and Plan are consistent with the terms of the previously disclosed RSA.

Additional information about the Chapter 11 Cases is available at https://restructuring.ra.kroll.com/lesliespool/. For a copy of the Disclosure Statement and Plan filed with the Bankruptcy Court and other documents related to the Bankruptcy Court supervised process, please visit https://restructuring.ra.kroll.com/lesliespool/ or the Bankruptcy Court’s website at http://www.txs.uscourts.gov.

This announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. Nor should it be construed as a solicitation for any investment.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders may experience a significant loss on their investment if the Plan is confirmed.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “plan,” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Plan and Disclosure Statement described above, including the Company’s ability to complete the transactions described in the RSA, Plan, and Disclosure Statement on the terms contemplated by the RSA and the Plan, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the transactions described in the RSA, Plan, and Disclosure Statement. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Bankruptcy Court approval with respect to the Plan, Disclosure Statement, and motions in the Chapter 11 Cases and approval of requisite stakeholders and confirmation by the Bankruptcy Court of the Plan, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Bankruptcy Court rulings in the Chapter 11 Cases, the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the likelihood of the cancellation of the Company’s common stock in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel and management, uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern. Such risks and other factors also include those listed in Part II, Item 1A. “Risk Factors” and in Part I, Item 1A. “Risk Factors” in the Company’s Form 10-K for the year ended October 4, 2025 filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2025, Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 4, 2026 filed with the SEC on May 13, 2026, Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 4, 2026 filed with the SEC on August

12, 2026 and our other filings with the SEC. When considering these forward-looking statements, you should keep in mind the cautionary statements in this report and the documents incorporated by reference. New risks and uncertainties arise from time to time, and we cannot predict those events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by applicable laws and regulations.

You should not place undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Benjamin Lindquist
Name:	Benjamin Lindquist
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: October 21, 2026